CrowdStrike Reports Third Quarter Fiscal Year 2025 Financial Results

•Surpasses $4 billion ending ARR milestone, grows 27% year-over-year to reach $4.02 billion
•Exceeds $1 billion quarterly total revenue milestone, grows 29% year-over-year to reach $1.01 billion
•Delivers cash flow from operations of $326 million and free cash flow of $231 million, achieving a free cash flow rule of 51

AUSTIN, Texas, November 26, 2024 -- CrowdStrike Holdings, Inc. (Nasdaq: CRWD) today announced financial results for the third quarter fiscal year 2025, ended October 31, 2024.

“CrowdStrike surpassed $4 billion in ending ARR in the quarter - the fastest and only pure play cybersecurity software company to reach this reported milestone - as our single platform approach and trailblazing innovation continue to resonate at-scale,” said George Kurtz, Founder and CEO. “With over 97% gross retention, customers remain committed to the technological superiority of the Falcon platform and the benefits of cybersecurity consolidation. Accelerating module adoption and customers embracing our transformational Falcon Flex subscription model give us confidence in CrowdStrike’s bright future as cybersecurity’s AI platform of record.”

Commenting on the company’s financial results, Burt Podbere, CrowdStrike’s chief financial officer, added, “Our third quarter results reflect our focused execution and financial discipline, which drove a strong finish and quarter-over-quarter increase in pipeline, despite expected headwinds from the July 19th incident. We saw incredible success with our customer commitment packages as customers embraced the program and chose to deepen their relationship with CrowdStrike.”

Third Quarter Fiscal 2025 Financial Highlights

•Revenue: Total revenue was $1,010.2 million, a 29% increase, compared to $786.0 million in the third quarter of fiscal 2024. Subscription revenue was $962.7 million, a 31% increase, compared to $733.5 million in the third quarter of fiscal 2024.

•Annual Recurring Revenue (ARR) grew 27% year-over-year to $4.02 billion as of October 31, 2024, of which $153.0 million was net new ARR added in the quarter.

•Subscription Gross Margin: GAAP subscription gross margin was 78% for the third quarter of both fiscal 2025 and 2024. Non-GAAP subscription gross margin was 80% for the third quarter of both fiscal 2025 and 2024.

•Income/Loss from Operations: GAAP loss from operations was $55.7 million, compared to income of $3.2 million in the third quarter of fiscal 2024. Non-GAAP income from operations was $194.9 million, compared to $175.7 million in the third quarter of fiscal 2024.

•Net Income/Loss Attributable to CrowdStrike: GAAP net loss attributable to CrowdStrike was $16.8 million, compared to income of $26.7 million in the third quarter of fiscal 2024. GAAP net loss per share attributable to CrowdStrike, diluted, was $0.07, compared to income of $0.11 in the third quarter of fiscal 2024. Non-GAAP net income attributable to CrowdStrike was $234.3 million, compared to $199.2 million in the third quarter of fiscal 2024. Non-GAAP net income attributable to CrowdStrike per share, diluted, was $0.93, compared to $0.82 in the third quarter of fiscal 2024.

•Cash Flow: Net cash generated from operations was $326.1 million, compared to $273.5 million in the third quarter of fiscal 2024. Free cash flow was $230.6 million, compared to $239.0 million in the third quarter of fiscal 2024.

•Cash and Cash Equivalents was $4.26 billion as of October 31, 2024.

Recent Highlights

•CrowdStrike’s module adoption rates grew to 66%, 47%, 31%, and 20% for five or more, six or more, seven or more, and eight or more modules, respectively, as of October 31, 20241.

•Named a Leader in the 2024 Gartner Magic Quadrant™ for Endpoint Protection Platforms2 for the fifth consecutive time, positioned furthest right for Completeness of Vision and highest for Ability to Execute among all vendors evaluated.

•Received the highest scores among evaluated vendors for Core Endpoint Protection and Managed Security Services Use Cases in the 2024 Gartner® Critical Capabilities for Endpoint Protection Platforms (EPP) report3, for the second consecutive time.

•Recognized as a Frost Radar™ Leader in Cloud Workload Protection Platforms4 for the Second Consecutive Year.

•Acknowledged as a Leader in the 2024 GigaOm Radar Report for Cloud-Native Application Protection Platforms (CNAPPs)5.

•Positioned as a Leader in The Forrester Wave™: Attack Surface Management Solutions, Q3 20246.

•Named a Major Player in the IDC MarketScape: Worldwide Security Information and Event Management (SIEM) for Enterprise 2024 Vendor Assessment report7.

•Unveiled a series of new and enhanced offerings during the eighth annual Fal.Con cybersecurity conference. Announcements included Endpoint Security; Cloud Security; Identity Protection; Next-Gen SIEM; Exposure Management; Charlotte AI and Falcon for IT innovations; Project Kestrel, a revolutionary new user experience and CrowdStrike Financial Services.

•Acquired Adaptive Shield, a leader in SaaS security, making CrowdStrike the only cybersecurity vendor to provide unified, end-to-end protection against identity-based attacks across the entire modern cloud ecosystem.

•Received new ISO/IEC 27001:2022 certification for newer products made generally available, including Falcon Next-Gen SIEM, Charlotte AI and Falcon for IT.

•Expanded Cybersecurity Startup Accelerator with AWS and NVIDIA to support the next generation of global cloud security companies.

•Announced a strategic partnership with Fortinet to unify best-in-class endpoint and firewall protection.

•Partnered with Omnissa to deliver real-time threat detection and automated remediation for Virtual Desktop Infrastructure (VDI) and physical desktop environments while improving customers’ digital work experience and productivity.

•Established new strategic partnerships with CardinalOps, Nagomi and Veriti to deliver intelligence-led threat defense across the enterprise.

•Extended partnership with 1Password to simplify security for 150,000 customers, with a focus on small and midsize businesses (SMBs).

•Announced the expansion of the CrowdStrike Marketplace, a one-stop destination for the world-class ecosystem of CrowdStrike-compatible security products.

Financial Outlook

CrowdStrike is providing the following guidance for the fiscal fourth quarter of fiscal 2025 (ending January 31, 2025) and full fiscal year 2025 (ending January 31, 2025).

Guidance for non-GAAP financial measures excludes stock-based compensation expense, amortization expense of acquired intangible assets (including purchased patents), amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, July 19 Incident related costs and (recoveries), net, acquisition-related provision (benefit) for income taxes, losses (gains) and other income from strategic investments, acquisition-related expenses (credits), net, and losses (gains) from deferred compensation assets. The company has not provided the most directly comparable GAAP measures because certain items are out of the company's control or cannot be reasonably predicted. Accordingly, a reconciliation for non-GAAP income from operations, non-GAAP net income attributable to CrowdStrike, and non-GAAP net income per share attributable to CrowdStrike common stockholders is not available without unreasonable effort.

	Q4 FY25 Guidance	Full Year FY25 Guidance
Total revenue	$1,028.7 - $1,035.4 million	$3,923.8 - $3,930.5 million
Non-GAAP income from operations	$184.0 - $189.0 million	$804.4 - $809.4 million
Non-GAAP net income attributable to CrowdStrike	$210.9 - $215.8 million	$937.5 - $942.6 million
Non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted	$0.84 - $0.86	$3.74 - $3.76
Weighted average shares used in computing non-GAAP net income per share attributable to common stockholders, diluted	252 million	251 million
These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause the company's actual results to differ materially from these forward-looking statements.
Conference Call Information
CrowdStrike will host a conference call for analysts and investors to discuss its earnings results for the third quarter of fiscal 2025 and outlook for its fiscal fourth quarter and fiscal year 2025 today at 2:00 p.m. Pacific time (5:00 p.m. Eastern time). A recorded webcast of the event will also be available for one year on the CrowdStrike Investor Relations website ir.crowdstrike.com.

Date:	November 26, 2024
Time:	2:00 p.m. Pacific time / 5:00 p.m. Eastern time
Webcast link:	crowdstrike-fiscal-third-quarter-2025-results-conference-call.open-exchange.net/registration
Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding CrowdStrike’s future growth, and future financial and operating performance, including CrowdStrike’s financial outlook for the fourth quarter fiscal 2025, fiscal year 2025, and beyond. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: risks associated with the content configuration update CrowdStrike released on July 19, 2024 for its Falcon sensor that resulted in system crashes for certain Windows systems (the “July 19 Incident”); risks associated with managing CrowdStrike’s rapid growth; CrowdStrike’s ability to identify and effectively implement necessary changes to address execution challenges; risks associated with new products and subscription and support offerings, including the risk of defects, errors, or vulnerabilities; CrowdStrike's ability to respond to an intensely competitive market; length and unpredictability of sales cycles; CrowdStrike’s ability to attract new and retain existing customers; CrowdStrike’s ability to successfully integrate acquisitions; the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products and subscriptions and support; CrowdStrike’s ability to collaborate and integrate its products with offerings from other parties to deliver benefits to customers; industry trends; rapidly evolving technological developments in the market for security products and subscription and support offerings; and general market, political, economic, and business conditions, including those related to a deterioration in macroeconomic conditions, inflation, geopolitical uncertainty and conflicts, public health crises, and volatility in the banking and financial services sector.

Additional risks and uncertainties that could affect CrowdStrike’s financial results are included in the filings CrowdStrike makes with the Securities and Exchange Commission (“SEC”) from time to time, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including CrowdStrike’s most recently filed Annual Report on Form 10-K, most recently filed Quarterly Report on Form 10-Q, and subsequent filings.

You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to CrowdStrike as of the date hereof, and CrowdStrike does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Use of Non-GAAP Financial Information
CrowdStrike believes that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to CrowdStrike’s financial condition and results of operations. For further information regarding these non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below, as well as the “Explanation of Non-GAAP Financial Measures” section of this press release.

Channels for Disclosure of Information

CrowdStrike intends to announce material information to the public through the CrowdStrike Investor Relations website ir.crowdstrike.com, SEC filings, press releases, public conference calls, and public webcasts. CrowdStrike uses these channels, as well as social media and its blog, to communicate with its investors, customers, and the public about the company, its offerings, and other issues. It is possible that the information CrowdStrike posts on social media and its blog could be deemed to be material information. As such, CrowdStrike encourages investors, the media, and others to follow the channels listed above, including the social media channels listed on CrowdStrike’s investor relations website, and to review the information disclosed through such channels. Any updates to the list of disclosure channels through which CrowdStrike will announce information will be posted on the investor relations page on CrowdStrike’s website.

Definition of Module Adoption Rates

1.Module adoption rates are calculated by taking the total number of customers with five or more, six or more, seven or more, and eight or more modules, respectively, divided by the total number of subscription customers (excluding Falcon Go customers). Falcon Go customers are defined as customers who have subscribed with the Falcon Go bundle, a package designed for organizations with 100 endpoints or less.
Reports Referenced and Disclaimers

2.Gartner, Magic Quadrant for Endpoint Protection Platforms, Evgeny Mirolyubov, Franz Hinner, 23 September 2024
3.Gartner, Critical Capabilities for Endpoint Protection Platforms, Evgeny Mirolyubov, Franz Hinner, Satarupa Patnaik, Deepak Mishra, Chris Silva, 28 October 2024
4. 2024 Frost Radar™: Global Cloud Workload Protection Platform (CWPP)
5.GigaOm Radar for Cloud-Native Application Protection Platforms (CNAPPs), 29 October 2024
6.The Forrester Wave™: Attack Surface Management Solutions, Q3 2024
7.IDC MarketScape: Worldwide Security Information and Event Management (SIEM) for Enterprise 2024 Vendor Assessment, September 2024, IDC #US51541324

GARTNER is a registered trademark and service mark of Gartner and Magic Quadrant is a registered trademark of Gartner, Inc. and/or its affiliates in the U.S. and internationally and are used herein with permission. All rights reserved. Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner’s research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.

The Gartner content described herein (the “Gartner Content”) represents research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ("Gartner"), and is not a representation of fact. Gartner Content speaks as of its original publication date (and not as of the date of this earnings presentation), and the opinions expressed in the Gartner Content are subject to change without notice.

About CrowdStrike Holdings
CrowdStrike (Nasdaq: CRWD), a global cybersecurity leader, has redefined modern security with the world’s most advanced cloud-native platform for protecting critical areas of enterprise risk – endpoints and cloud workloads, identity, and data.

Powered by the CrowdStrike Security Cloud and world-class AI, the CrowdStrike Falcon® platform leverages real-time indicators of attack, threat intelligence, evolving adversary tradecraft, and enriched telemetry from across the enterprise to deliver hyper-accurate detections, automated protection and remediation, elite threat hunting, and prioritized observability of vulnerabilities.

Purpose-built in the cloud with a single lightweight-agent architecture, the Falcon platform delivers rapid and scalable deployment, superior protection and performance, reduced complexity, and immediate time-to-value.

CrowdStrike: We stop breaches.
For more information, please visit: ir.crowdstrike.com

© 2024 CrowdStrike, Inc. All rights reserved. CrowdStrike and CrowdStrike Falcon are marks owned by CrowdStrike, Inc. and are registered in the United States and other countries. CrowdStrike owns other trademarks and service marks and may use the brands of third parties to identify their products and services.
Investor Relations Contact
CrowdStrike Holdings, Inc.
Maria Riley, Vice President of Investor Relations
investors@crowdstrike.com
669-721-0742
Press Contact
CrowdStrike Holdings, Inc.
Jake Schuster, Senior Director, Public Relations & Media Strategy
press@crowdstrike.com
###

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
Revenue
Subscription	$962,735	$733,463	$2,753,164	$2,074,610
Professional services	47,443	52,551	141,922	135,610
Total revenue	1,010,178	786,014	2,895,086	2,210,220
Cost of revenue
Subscription (1)(2)	216,301	159,830	605,868	455,236
Professional services (1)	38,786	35,174	111,623	91,915
Total cost of revenue	255,087	195,004	717,491	547,151

Gross profit	755,091	591,010	2,177,595	1,663,069

Operating expenses
Sales and marketing (1)(2)(4)(6)	408,267	286,186	1,113,852	850,209
Research and development (1)(2)(3)(4)(6)	275,602	196,072	761,759	554,499
General and administrative (1)(2)(3)(4)(5)(6)	126,945	105,589	337,113	290,027
Total operating expenses	810,814	587,847	2,212,724	1,694,735

Income (loss) from operations	(55,723)	3,163	(35,129)	(31,666)
Interest expense(7)	(6,587)	(6,503)	(19,647)	(19,334)
Interest income	52,201	40,086	149,577	107,245
Other income (expense), net(8)(9)	(429)	(474)	6,196	(1,978)
Income (loss) before provision for income taxes	(10,538)	36,272	100,997	54,267
Provision for income taxes(10)	6,281	9,603	24,862	18,623
Net income (loss)	(16,819)	26,669	76,135	35,644
Net income attributable to non-controlling interest	3	4	3,124	16
Net income (loss) attributable to CrowdStrike	$(16,822)	$26,665	$73,011	$35,628
Net income (loss) per share attributable to CrowdStrike common stockholders:
Basic	$(0.07)	$0.11	$0.30	$0.15
Diluted	$(0.07)	$0.11	$0.29	$0.15
Weighted-average shares used in computing net income (loss) per share attributable to CrowdStrike common stockholders:
Basic	245,536	239,297	244,017	237,890
Diluted	245,536	243,799	250,747	242,196
____________________________

(1)Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
Subscription cost of revenue	$18,613	$11,477	$49,261	$30,575
Professional services cost of revenue	7,498	5,645	21,115	16,020
Sales and marketing	56,251	42,544	165,914	129,725
Research and development	81,874	52,388	224,467	143,754
General and administrative	44,652	47,560	132,133	135,173
Total stock-based compensation expense	$208,888	$159,614	$592,890	$455,247
(2)Includes amortization of acquired intangible assets, including purchased patents, as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
Subscription cost of revenue	$5,389	$3,580	$15,823	$10,741
Sales and marketing	603	506	1,808	1,483
Research and development	—	468	—	468
General and administrative	341	83	1,034	221
Total amortization of acquired intangible assets	$6,333	$4,637	$18,665	$12,913
(3)Includes acquisition-related expenses, net as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
Research and development	$—	$379	$477	$750
General and administrative	1,393	3,277	4,075	3,204
Total acquisition-related expenses, net	$1,393	$3,656	$4,552	$3,954
(4)Includes mark-to-market adjustments on deferred compensation liabilities as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
Sales and marketing	$41	$(68)	$184	$(33)
Research and development	56	(34)	202	(20)
General and administrative	6	(15)	27	(8)
Total mark-to-market adjustments on deferred compensation liabilities	$103	$(117)	$413	$(61)
(5)Includes legal reserve and settlement charges as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
General and administrative	$—	$4,700	$—	$6,797
Total legal reserve and settlement charges	$—	$4,700	$—	$6,797

(6)Includes July 19 Incident related costs, net such as legal fees, remediation costs, sensor testing costs, and insurance receivables among others, as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
Sales and marketing	$15,089	$—	$18,182	$—
Research and development	3,549	—	4,550	—
General and administrative	15,284	—	16,322	—
Total July 19 Incident related costs, net	$33,922	$—	$39,054	$—
(7)Includes amortization of debt issuance costs and discount as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
Interest expense	$547	$547	$1,640	$1,640
Total amortization of debt issuance costs and discount	$547	$547	$1,640	$1,640
(8)Includes gains and other income from strategic investments as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
Other income, net	$6	$7	$6,248	$31
Total gains and other income from strategic investments	$6	$7	$6,248	$31
(9)Includes gains (losses) on deferred compensation assets as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
Other income (expenses), net	$103	$(117)	$413	$(61)
Total gains (losses) on deferred compensation assets	$103	$(117)	$413	$(61)
(10)Includes benefit for income taxes related to acquisitions as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
Benefit for income taxes	$—	$(615)	$—	$(615)
Total benefit for income taxes	$—	$(615)	$—	$(615)

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	October 31, 2024	January 31, 2024
Assets
Current assets:
Cash and cash equivalents	$4,260,324	$3,375,069
Short-term investments	—	99,591
Accounts receivable, net of allowance for credit losses	813,922	853,105
Deferred contract acquisition costs, current	294,229	246,370
Prepaid expenses and other current assets	203,852	183,172
Total current assets	5,572,327	4,757,307
Strategic investments	68,246	56,244
Property and equipment, net	746,567	620,172
Operating lease right-of-use assets	46,289	48,211
Deferred contract acquisition costs, noncurrent	421,773	335,933
Goodwill	722,016	638,041
Intangible assets, net	109,354	114,518
Other long-term assets	96,386	76,094
Total assets	$7,782,958	$6,646,520
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$79,214	$28,180
Accrued expenses	176,598	125,896
Accrued payroll and benefits	324,889	234,624
Operating lease liabilities, current	15,658	14,150
Deferred revenue	2,363,258	2,270,757
Other current liabilities	40,763	23,672
Total current liabilities	3,000,380	2,697,279
Long-term debt	743,610	742,494
Deferred revenue, noncurrent	833,260	783,342
Operating lease liabilities, noncurrent	32,683	36,230
Other liabilities, noncurrent	77,414	50,086
Total liabilities	4,687,347	4,309,431
Commitments and contingencies
Stockholders’ Equity
Common stock, Class A and Class B	124	121
Additional paid-in capital	4,045,660	3,364,328
Accumulated deficit	(985,825)	(1,058,836)
Accumulated other comprehensive loss	(2,026)	(1,663)
Total CrowdStrike Holdings, Inc. stockholders’ equity	3,057,933	2,303,950
Non-controlling interest	37,678	33,139
Total stockholders’ equity	3,095,611	2,337,089
Total liabilities and stockholders’ equity	$7,782,958	$6,646,520

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended October 31,
	2024	2023
Operating activities
Net income	$76,135	$35,644
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	137,851	89,972
Amortization of intangible assets	18,665	12,913
Amortization of deferred contract acquisition costs	227,713	173,158
Non-cash operating lease cost	11,100	9,725
Stock-based compensation expense	592,890	455,247
Deferred income taxes	(2,122)	(2,355)
Realized gains on strategic investments	(6,227)	—
Non-cash interest expense	2,748	2,337
Accretion of short-term investments purchased at a discount	2,285	(1,934)
Changes in operating assets and liabilities, net of impact of acquisitions
Accounts receivable, net	39,184	65,858
Deferred contract acquisition costs	(361,412)	(206,678)
Prepaid expenses and other assets	(42,832)	(21,972)
Accounts payable	34,096	2,361
Accrued expenses and other liabilities	85,667	33,597
Accrued payroll and benefits	89,896	1,810
Operating lease liabilities	(11,812)	(16,147)
Deferred revenue	142,180	185,655
Net cash provided by operating activities	1,036,005	819,191
Investing activities
Purchases of property and equipment	(167,641)	(123,945)
Capitalized internal-use software and website development costs	(41,266)	(38,605)
Purchases of strategic investments	(12,702)	(12,177)
Proceeds from sales of strategic investments	10,895	—
Business acquisitions, net of cash acquired	(96,381)	(238,749)
Purchases of intangible assets	—	(526)
Purchases of short-term investments	—	(195,581)
Proceeds from maturities and sales of short-term investments	97,300	250,000
Purchases of deferred compensation investments	(1,815)	(1,462)
Proceeds from sales of deferred compensation investments	41	—
Net cash used in investing activities	(211,569)	(361,045)
Financing activities
Proceeds from issuance of common stock upon exercise of stock options	3,308	6,178
Proceeds from issuance of common stock under the employee stock purchase plan	56,099	45,432
Distributions to non-controlling interest holders	(4,085)	—
Capital contributions from non-controlling interest holders	5,500	8,088
Net cash provided by financing activities	60,822	59,698

Effect of foreign exchange rates on cash, cash equivalents and restricted cash	(641)	(3,411)

Net increase in cash, cash equivalents and restricted cash	884,617	514,433

Cash, cash equivalents and restricted cash, at beginning of period	3,377,597	2,456,924
Cash, cash equivalents and restricted cash, at end of period	$4,262,214	$2,971,357

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations
(in thousands, except percentages)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
GAAP subscription revenue	$962,735	$733,463	$2,753,164	$2,074,610
GAAP professional services revenue	47,443	52,551	141,922	135,610
GAAP total revenue	$1,010,178	$786,014	$2,895,086	$2,210,220

GAAP subscription gross profit	$746,434	$573,633	$2,147,296	$1,619,374
Stock based compensation expense	18,613	11,477	49,261	30,575
Amortization of acquired intangible assets	5,389	3,580	15,823	10,741
Non-GAAP subscription gross profit	$770,436	$588,690	$2,212,380	$1,660,690

GAAP subscription gross margin	78%	78%	78%	78%
Non-GAAP subscription gross margin	80%	80%	80%	80%

GAAP professional services gross profit	$8,657	$17,377	$30,299	$43,695
Stock based compensation expense	7,498	5,645	21,115	16,020
Non-GAAP professional services gross profit	$16,155	$23,022	$51,414	$59,715

GAAP professional services gross margin	18%	33%	21%	32%
Non-GAAP professional services gross margin	34%	44%	36%	44%

Total GAAP gross margin	75%	75%	75%	75%
Total Non-GAAP gross margin	78%	78%	78%	78%

GAAP sales and marketing operating expenses	$408,267	$286,186	$1,113,852	$850,209
Stock based compensation expense	(56,251)	(42,544)	(165,914)	(129,725)
Amortization of acquired intangible assets	(603)	(506)	(1,808)	(1,483)
Mark-to-market adjustments on deferred compensation liabilities	(41)	68	(184)	33
July 19 Incident related costs, net	(15,089)	—	(18,182)	—
Non-GAAP sales and marketing operating expenses	$336,283	$243,204	$927,764	$719,034

GAAP sales and marketing operating expenses as a percentage of revenue	40%	36%	38%	38%
Non-GAAP sales and marketing operating expenses as a percentage of revenue	33%	31%	32%	33%

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
GAAP research and development operating expenses	$275,602	$196,072	$761,759	$554,499
Stock based compensation expense	(81,874)	(52,388)	(224,467)	(143,754)
Amortization of acquired intangible assets	—	(468)	—	(468)
Acquisition-related expenses, net	—	(379)	(477)	(750)
Mark-to-market adjustments on deferred compensation liabilities	(56)	34	(202)	20
July 19 Incident related costs, net	(3,549)	—	(4,550)	—
Non-GAAP research and development operating expenses	$190,123	$142,871	$532,063	$409,547

GAAP research and development operating expenses as a percentage of revenue	27%	25%	26%	25%
Non-GAAP research and development operating expenses as a percentage of revenue	19%	18%	18%	19%

GAAP general and administrative operating expenses	$126,945	$105,589	$337,113	$290,027
Stock based compensation expense	(44,652)	(47,560)	(132,133)	(135,173)
Acquisition-related expenses, net	(1,393)	(3,277)	(4,075)	(3,204)
Amortization of acquired intangible assets	(341)	(83)	(1,034)	(221)
Mark-to-market adjustments on deferred compensation liabilities	(6)	15	(27)	8
Legal reserve and settlement charges	—	(4,700)	—	(6,797)
July 19 Incident related costs, net	(15,284)	—	(16,322)	—
Non-GAAP general and administrative operating expenses	$65,269	$49,984	$183,522	$144,640

GAAP general and administrative operating expenses as a percentage of revenue	13%	13%	12%	13%
Non-GAAP general and administrative operating expenses as a percentage of revenue	6%	6%	6%	7%

GAAP income (loss) from operations	$(55,723)	$3,163	$(35,129)	$(31,666)
Stock based compensation expense	208,888	159,614	592,890	455,247
Amortization of acquired intangible assets	6,333	4,637	18,665	12,913
Acquisition-related expenses, net	1,393	3,656	4,552	3,954
Mark-to-market adjustments on deferred compensation liabilities	103	(117)	413	(61)
Legal reserve and settlement charges	—	4,700	—	6,797
July 19 Incident related costs, net	33,922	—	39,054	—
Non-GAAP income from operations	$194,916	$175,653	$620,445	$447,184

GAAP operating margin	(6)%	—%	(1)%	(1)%
Non-GAAP operating margin	19%	22%	21%	20%

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
GAAP net income (loss) attributable to CrowdStrike	$(16,822)	$26,665	$73,011	$35,628
Stock based compensation expense	208,888	159,614	592,890	455,247
Amortization of acquired intangible assets	6,333	4,637	18,665	12,913
Acquisition-related expenses, net	1,393	3,656	4,552	3,954
Amortization of debt issuance costs and discount	547	547	1,640	1,640
Mark-to-market adjustments on deferred compensation liabilities	103	(117)	413	(61)
Legal reserve and settlement charges	—	4,700	—	6,797
July 19 Incident related costs, net	33,922	—	39,054	—
Benefit for income taxes[1]	—	(615)	—	(615)
Gains and other income from strategic investments attributable to CrowdStrike	(3)	(4)	(3,124)	(16)
Losses (gains) on deferred compensation assets	(103)	117	(413)	61
Non-GAAP net income attributable to CrowdStrike	$234,258	$199,200	$726,688	$515,548

Weighted-average shares used in computing GAAP basic net income (loss) per share attributable to CrowdStrike common stockholders	245,536	239,297	244,017	237,890

GAAP basic net income (loss) per share attributable to CrowdStrike common stockholders	$(0.07)	$0.11	$0.30	$0.15

GAAP diluted net income (loss) per share attributable to CrowdStrike common stockholders	$(0.07)	$0.11	$0.29	$0.15
Stock-based compensation	0.83	0.65	2.36	1.88
Amortization of acquired intangible assets	0.03	0.02	0.07	0.05
Acquisition-related expenses, net	0.01	0.01	0.02	0.02
Amortization of debt issuance costs and discount	—	—	0.01	0.01
Mark-to-market adjustments on deferred compensation liabilities	—	—	—	—
Legal reserve and settlement charges	—	0.02	—	0.03
July 19 Incident related costs, net	0.14	—	0.16	—
Benefit for income taxes[1]	—	—	—	—
Gains and other income from strategic investments attributable to CrowdStrike	—	—	(0.01)	—
Losses (gains) on deferred compensation assets	—	—	—	—
Other[2]	(0.01)	0.01	—	(0.01)
Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	$0.93	$0.82	$2.90	$2.13

Weighted-average shares used to calculate Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	250,777	243,799	250,747	242,196
__________________________
1. CrowdStrike uses its GAAP provision for income taxes for the purpose of determining its non-GAAP income tax expense. The tax costs for intellectual property integration relating to acquisitions are included in the GAAP provision for income taxes. The income tax benefits related to stock-based compensation, amortization of acquired intangibles assets, including purchased patents, acquisition related expenses, amortization of debt issuance costs and discount, gains and other income from strategic investments attributable to CrowdStrike, July 19 Incident related costs and (recoveries), net, and legal reserve and settlement charges or benefits included in the GAAP provision for income taxes were not material for all periods presented.
2. For periods in which CrowdStrike had diluted non-GAAP net income per share attributable to CrowdStrike common stockholders, the sum of the impact of individual reconciling items may not total to diluted Non-GAAP net income per share attributable to CrowdStrike common stockholders because of rounding differences.

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except percentages)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
GAAP net cash provided by operating activities	$326,136	$273,518	$1,036,005	$819,191
Purchases of property and equipment	(78,704)	(21,264)	(167,641)	(123,945)
Capitalized internal-use software and website development costs	(16,271)	(12,630)	(41,266)	(38,605)
Purchases of deferred compensation investments	(606)	(586)	(1,815)	(1,462)
Proceeds from sales of deferred compensation investments	—	—	(41)	—
Free cash flow	$230,555	$239,038	$825,242	$655,179

GAAP net cash used in investing activities	$(105,581)	$(468,836)	$(211,569)	$(361,045)
GAAP net cash provided by financing activities	$844	$2,053	$60,822	$59,698

GAAP net cash provided by operating activities as a percentage of revenue	32%	35%	36%	37%
Purchases of property and equipment as a percentage of revenue	(8)%	(3)%	(6)%	(6)%
Capitalized internal-use software and website development costs as a percentage of revenue	(2)%	(2)%	(1)%	(2)%
Purchases of deferred compensation investments as a percentage of revenue	—%	—%	—%	—%
Proceeds from sale of deferred compensation investments	—%	—%	—%	—%
Free cash flow margin	23%	30%	29%	30%
###

Explanation of Non-GAAP Financial Measures

In addition to determining results in accordance with U.S. generally accepted accounting principles (“GAAP”), CrowdStrike believes the following non-GAAP measures are useful in evaluating its operating performance. CrowdStrike uses the following non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. CrowdStrike believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and facilitates period-to-period comparisons of operations, as these measures eliminate the effects of certain variables unrelated to CrowdStrike’s overall operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Other companies, including companies in CrowdStrike’s industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of CrowdStrike’s non-GAAP financial measures as tools for comparison.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate CrowdStrike’s business.

Non-GAAP Subscription Gross Profit and Non-GAAP Subscription Gross Margin

CrowdStrike defines non-GAAP subscription gross profit and non-GAAP subscription gross margin as GAAP subscription gross profit and GAAP subscription gross margin, respectively, excluding stock-based compensation expense, and amortization of acquired intangible assets.

Non-GAAP Income from Operations

CrowdStrike defines non-GAAP income from operations as GAAP income (loss) from operations excluding stock-based compensation expense, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), net, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, and July 19 Incident related costs and (recoveries), net.

Non-GAAP Net Income Attributable to CrowdStrike

The company defines non-GAAP net income attributable to CrowdStrike as GAAP net income (loss) attributable to CrowdStrike excluding stock-based compensation expense, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), net, amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, July 19 Incident related costs and (recoveries), net, acquisition-related provision (benefit) for income taxes, losses (gains) and other income from strategic investments, and losses (gains) on deferred compensation assets.

Non-GAAP Net Income per Share Attributable to CrowdStrike Common Stockholders, Diluted

CrowdStrike defines non-GAAP net income per share attributable to CrowdStrike common stockholders, as non-GAAP net income attributable to CrowdStrike divided by the weighted-average shares outstanding, which includes the dilutive effect of potentially dilutive common stock equivalents outstanding during the period.

Free Cash Flow

Free cash flow is a non-GAAP financial measure that CrowdStrike defines as net cash provided by operating activities less purchases of property and equipment, capitalized internal-use software and website development costs, purchases of deferred compensation investments, and proceeds from sale of deferred compensation investments. CrowdStrike monitors free cash flow as one measure of its overall business performance, which enables CrowdStrike to analyze its future performance without the effects of non-cash items and allow CrowdStrike to better understand the cash needs of its business. While CrowdStrike believes that free cash flow is useful in evaluating its business, free cash flow is a non-GAAP financial measure that has limitations as an analytical tool, and free cash flow should not be considered as an alternative to, or substitute for, net cash provided by operating activities in accordance with GAAP. The utility of free cash flow as a measure of CrowdStrike’s liquidity is further limited as it does not represent the total increase or decrease in CrowdStrike’s cash balance for any given period. In addition, other companies, including companies in CrowdStrike's industry, may calculate free cash flow differently or not at all, which reduces the usefulness of free cash flow as a tool for comparison.
Explanation of Operational Measures

Annual Recurring Revenue

ARR is calculated as the annualized value of CrowdStrike’s customer subscription contracts as of the measurement date, assuming any contract that expires during the next 12 months is renewed on its existing terms. To the extent that CrowdStrike is negotiating a renewal with a customer after the expiration of the subscription, CrowdStrike continues to include that revenue in ARR if CrowdStrike is actively in discussion with such an organization for a new subscription or renewal, or until such organization notifies CrowdStrike that it is not renewing its subscription.

Magic Number

Magic Number is calculated by performing the following calculation for the most recent four quarters and taking the average: annualizing the difference between a quarter’s Subscription Revenue and the prior quarter’s Subscription Revenue, and then dividing the resulting number by the previous quarter’s Non-GAAP Sales & Marketing Expense. Magic Number = Average of previous four quarters: ((Quarter GAAP Subscription Revenue – Prior Quarter GAAP Subscription Revenue) x 4) / Prior Quarter Non-GAAP Sales & Marketing Expense.

Free Cash Flow Rule of 40

Free cash flow rule of 40 is calculated by taking the current quarter total revenue year over year growth rate percentage and summing it with the current quarter free cash flow margin percentage.

Dollar-Based Gross Retention Rate

Dollar-based gross retention rate as of the period end is calculated by starting with the ARR from all subscription customers as of 12 months prior to such period, or Prior Period ARR. Then deduct from the Prior Period ARR any ARR from subscription customers who are no longer customers as of the current period end, or Current Period Remaining ARR. Then divide the total Current Period Remaining ARR by the total Prior Period ARR to arrive at our dollar-based gross retention rate, which is the percentage of ARR from all subscription customers as of the year prior that is not lost to customer churn.